As filed with the Securities and Exchange Commission on November 21, 2000

                                                      Registration No. 333-_____
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                 ---------------

                          NANOPIERCE TECHNOLOGIES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

              NEVADA                                       84-0992908
              ------                                       ----------
  (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                      Identification No.)

                       370 SEVENTEENTH STREET, SUITE 3580
                             DENVER, COLORADO 80202
                                 (303) 592-1010
                                 --------------
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

        Nanopierce Technologies, Inc. 1998 Compensatory Stock Option Plan Nanopierce Technologies, Inc. 2000 Compensatory Stock Option Plan
        -----------------------------------------------------------------
                              (Full Title of Plans)

         PAUL H. METZINGER
PRESIDENT AND CHIEF EXECUTIVE OFFICER                   (303) 592-1010
                                                        --------------
      NANOPIERCE TECHNOLOGIES, INC.              (Telephone number, including
  370 SEVENTEENTH STREET, SUITE 3580            area code, of agent for service)
          DENVER, COLORADO
         -----------------
(Name & address of agent for service)


                              With copies sent to:
                            ROBERT J. AHRENHOLZ, ESQ.
                            JOSHUA M. KERSTEIN, ESQ.
                                 KUTAK ROCK LLP
                       717 SEVENTEENTH STREET, SUITE 2900
                             DENVER, COLORADO 80202
                                 (303) 297-2400

                                 ---------------

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================
 Title of each class of       Amount to be          Proposed maximum       Proposed maximum           Amount of
    securities to be           registered1         offering price per     aggregate offering      registration fee
       registered                                        share2                 price2
------------------------------------------------------------------------------------------------------------------
       Nanopierce
Technologies, Inc. 1998
   Compensatory Stock
      Option Plan:

Common Stock, par value        7,500,000                 $1.6715              $12,536,250               $3,310
    $.0001 per share
------------------------------------------------------------------------------------------------------------------
       Nanopierce
Technologies, Inc. 2000
   Compensatory Stock
      Option Plan:

Common Stock, par value        5,000,000                 $1.6715               $8,357,500               $2,207
    $.0001 per share

------------------------------------------------------------------------------------------------------------------
         Total                12,500,000                                      $20,893,750               $5,517
==================================================================================================================

   ------------
     (1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
     (2) The amounts set forth above are estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 (h)(1) of the rules and regulations under the Securities Act of 1933, as amended, based on the average of the bid and asked price as of November 14, 2000.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.


     The following documents, previously filed with the Securities and Exchange Commission (the "Commission") by the Registrant pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated herein by reference:

          (a) the Registrant's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000, filed September 28, 2000;

          (b) the Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2000, filed November 13, 2000;

          (c) the Registrant's Current Report on Form 8-K filed October 20, 2000; and

          (d) the description of the Registrant's common stock contained in the Registrant's Registration Statement on Form S-3 (File No. 333-50170) filed with the Commission on November 17, 2000, including any amendment or report filed for the purpose of updating such description, is incorporated herein by reference.

     Each document filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment that indicates that all securities offered herein have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the respective date of filing such documents.

     Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

     The description of the Registrant's common stock contained in the Registrant's Registration Statement on Form S-3 (File No. 333-50170) filed with the Commission on November 17, 2000, including any amendment or report filed for the purpose of updated such description, is incorporated herein by reference.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 78.7502 of the Nevada General Corporate Law provides generally and in pertinent part that a Nevada corporation may indemnify its directors, officers, employees or agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any civil suit or action, except actions by or in the right of the corporation, or any administrative or investigative proceeding if, in connection with the matters in issue, they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and in connection with any criminal suit or proceeding, if in connection with the matters in issue, they had no reasonable cause to believe their conduct was unlawful. Section 78.7502 further provides that in connection with the defense or settlement of any action by or in the right of the corporation, a Nevada corporation may indemnify its directors, officers, and employees against expenses actually and reasonably incurred by them in connection with the defense or settlement of the action or suit if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation.

     Article VII of the Articles of Incorporation of the Registrant requires the Registrant to indemnify its directors, officers, employees and agents to the maximum extent and in accordance with the provisions of the Nevada General Corporation Law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not Applicable.

ITEM 8.  EXHIBITS.

Exhibit No.   Description
-----------   -----------

4.01          Articles of Incorporation of the Registrant1

4.02          Amendment to the Articles of Incorporation of the Registrant1

4.03          Amendment to the Articles of Incorporation of the Registrant3

4.04          Bylaws of the Registrant1

5.01          Opinion of Kutak Rock LLP Regarding Legality2

23.01         Consent of Gelfond Hochstadt Pangburn, P.C.2

23.02         Consent of Kutak Rock LLP (included in Exhibit 5.01)

24.01         Power of Attorney (included on page II-6 of this Registration
              Statement)

99.01         Nanopierce Technologies, Inc. 1998 Compensatory Stock Option Plan2

99.02         Nanopierce Technologies, Inc. 2000 Compensatory Stock Option Plan2

-----------------
1 Incorporated by reference to the Registrant's Annual Report on Form 10-KSB for the year ended June 30, 1998, filed on October 8, 1998
2 Filed herewith
3 Incorporated by reference to the Registrant's Registration Statement on Form S-3 (File No. 333-31118), filed on February 25, 2000

ITEM 9.  UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10 (a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424 (b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the registration statement is on Form S-3, Form S-8, or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15 (d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to

Section 13 (a) or Section 15 (d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15 (d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on November 21, 2000

                                   NANOPIERCE TECHNOLOGIES, INC.



                                   By:/s/ Paul H. Metzinger
                                      ------------------------------------------
                                      Paul H. Metzinger, President, Chief
                                      Executive Officer and Director

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul H. Metzinger, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement on Form S-8 and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         NAME                             TITLE                       DATE
         ----                             -----                       ----

/s/ Paul H. Metzinger           Director and Chief Executive   November 21, 2000
------------------------        Officer and Director
Paul H. Metzinger               (Principal Executive
                                Officer)


/s/ Herbert J. Neuhaus          Director                       November 21, 2000
------------------------
Dr. Herbert J. Neuhaus



/s/ Kristi J. Kampmann         Chief Financial Officer         November 21, 2000
------------------------       (Principal Accounting and
Kristi J. Kampmann             Financial Officer)


/s/ M. Albert Capote           Director                        November 21, 2000
------------------------
M. Albert Capote


/s/ Robert B. Shaw             Director                        November 21, 2000
------------------------
Robert B. Shaw

EXHIBIT INDEX

Exhibit Number  Description
--------------  -----------

4.01            Articles of Incorporation of the Registrant1

4.02            Amendment to the Articles of Incorporation of the Registrant1

4.03            Amendment to the Articles of Incorporation of the Registrant3

4.04            The Bylaws of the Registrant1

5.01            Opinion of Kutak Rock LLP Regarding Legality2

23.01           Consent of Gelfond Hochstadt Pangburn, P.C.2

23.02           Consent of Kutak Rock LLP (included in Exhibit 5.01)

24.01           Power of Attorney (included on page II-6 of this Registration
                Statement)

99.01           Nanopierce Technologies, Inc. 1998 Compensatory Stock Option
                Plan2

99.02           Nanopierce Technologies, Inc. 2000 Compensatory Stock Option
                Plan2

-----------------
1 Incorporated by reference to the Registrant's Annual Report on Form 10-KSB for the year ended June 30, 1998, filed on October 8, 1998
2 Filed herewith
3 Incorporated by reference to the Registrant's Registration Statement on Form S-3 (File No. 333-31118), filed on February 25, 2000.